FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2022
•Record quarterly revenue of $7.64 billion, up 53 percent from a year earlier
•Record fiscal-year revenue of $26.91 billion, up 61 percent
•Record quarterly and fiscal-year revenue for Gaming, Data Center and Professional Visualization
SANTA CLARA, Calif.-Feb. 16, 2022- NVIDIA (NASDAQ: NVDA) today reported record revenue for the fourth quarter ended January 30, 2022, of $7.64 billion, up 53 percent from a year ago and up 8 percent from the previous quarter. Gaming, Data Center and Professional Visualization market platforms each achieved record revenue for the quarter and year.
GAAP earnings per diluted share for the quarter were a record $1.18, up 103 percent from a year ago and up 22 percent from the previous quarter. Non-GAAP earnings per diluted share were $1.32, up 69 percent from a year ago and up 13 percent from the previous quarter.
For fiscal 2022, revenue was a record $26.91 billion, up 61 percent from $16.68 billion a year ago. GAAP earnings per diluted share were a record $3.85, up 123 percent from $1.73 a year ago. Non-GAAP earnings per diluted share were $4.44, up 78 percent from $2.50 a year ago.
“We are seeing exceptional demand for NVIDIA computing platforms,” said Jensen Huang, founder and CEO of NVIDIA. “NVIDIA is propelling advances in AI, digital biology, climate sciences, gaming, creative design, autonomous vehicles and robotics – some of today's most impactful fields.
“We are entering the new year with strong momentum across our businesses and excellent traction with our new software business models with NVIDIA AI, NVIDIA Omniverse and NVIDIA DRIVE. GTC is coming. We will announce many new products, applications and partners for NVIDIA computing,” he said.
NVIDIA paid quarterly cash dividends of $100 million in the fourth quarter and $399 million in fiscal 2022. It will pay its next quarterly cash dividend of $0.04 per share on March 24, 2022, to all shareholders of record on March 3, 2022.
Q4 Fiscal 2022 Summary

GAAP
($ in millions, except earnings per share)	Q4 FY22	Q3 FY22	Q4 FY21	Q/Q	Y/Y
Revenue	$7,643	$7,103	$5,003	Up 8%	Up 53%
Gross margin	65.4%	65.2%	63.1%	Up 20 bps	Up 230 bps
Operating expenses	$2,029	$1,960	$1,650	Up 4%	Up 23%
Operating income	$2,970	$2,671	$1,507	Up 11%	Up 97%
Net income	$3,003	$2,464	$1,457	Up 22%	Up 106%
Diluted earnings per share*	$1.18	$0.97	$0.58	Up 22%	Up 103%

Non-GAAP
($ in millions, except earnings per share)	Q4 FY22	Q3 FY22	Q4 FY21	Q/Q	Y/Y
Revenue	$7,643	$7,103	$5,003	Up 8%	Up 53%
Gross margin	67.0%	67.0%	65.5%	--	Up 150 bps
Operating expenses	$1,447	$1,375	$1,187	Up 5%	Up 22%
Operating income	$3,677	$3,386	$2,089	Up 9%	Up 76%
Net income	$3,350	$2,973	$1,957	Up 13%	Up 71%
Diluted earnings per share*	$1.32	$1.17	$0.78	Up 13%	Up 69%
*All per share amounts presented herein have been adjusted to reflect the four-for-one stock split, which was effective July 2021.
Fiscal 2022 Summary

GAAP
($ in millions, except earnings per share)	FY22	FY21	Y/Y
Revenue	$26,914	$16,675	Up 61%
Gross margin	64.9%	62.3%	Up 260 bps
Operating expenses	$7,434	$5,864	Up 27%
Operating income	$10,041	$4,532	Up 122%
Net income	$9,752	$4,332	Up 125%
Diluted earnings per share*	$3.85	$1.73	Up 123%

Non-GAAP
($ in millions, except earnings per share)	FY22	FY21	Y/Y
Revenue	$26,914	$16,675	Up 61%
Gross margin	66.8%	65.6%	Up 120 bps
Operating expenses	$5,279	$4,144	Up 27%
Operating income	$12,690	$6,803	Up 87%
Net income	$11,259	$6,277	Up 79%
Diluted earnings per share*	$4.44	$2.50	Up 78%
*All per share amounts presented herein have been adjusted to reflect the four-for-one stock split, which was effective July 2021.
Termination of the Arm Share Purchase Agreement
On February 8, 2022, NVIDIA and SoftBank Group Corp. (SoftBank) announced the termination of the Share Purchase Agreement whereby NVIDIA would have acquired Arm Limited from SoftBank. The parties agreed to terminate because of significant regulatory challenges preventing the consummation of the transaction. NVIDIA intends to record in operating expenses a $1.36 billion charge (the Arm Write-off) in the first quarter of fiscal 2023 reflecting the write-off of the prepayment provided at signing in September 2020.
Outlook
NVIDIA’s outlook for the first quarter of fiscal 2023 is as follows:
•Revenue is expected to be $8.10 billion, plus or minus 2 percent.
•GAAP and non-GAAP gross margins are expected to be 65.2 percent and 67.0 percent, respectively, plus or minus 50 basis points.

•GAAP operating expenses are expected to be $3.55 billion, including the Arm Write-off of $1.36 billion. Non-GAAP operating expenses are expected to be $1.60 billion.
•GAAP and non-GAAP other income and expense are both expected to be an expense of approximately $55 million, excluding gains and losses from non-affiliated investments.
•GAAP and non-GAAP tax rates are expected to be 11 percent and 13 percent, respectively, plus or minus 1 percent, excluding any discrete items.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:
Gaming
•Fourth-quarter revenue was a record $3.42 billion, up 37 percent from a year ago and up 6 percent from the previous quarter. Fiscal-year revenue rose 61 percent to a record $12.46 billion.
•Launched the GeForce RTX® 3050 desktop GPU, bringing RTX and the performance and efficiency of NVIDIA Ampere architecture to more gamers, starting at $249 MSRP.
•Launched GeForce RTX 3080 Ti and RTX 3070 Ti laptop GPUs, delivering new levels of performance to laptops for gamers and creators.
•Announced over 160 gaming and Studio GeForce®-based laptop designs by leading manufacturers.
•Announced over 30 new RTX games and titles shipped in the quarter -- including COD: Vanguard, Horizon Zero Dawn, God of War, Icarus and Rainbow Six Extraction.
•Integrated NVIDIA Reflex technology for low-latency gaming in more AAA games – including Call of Duty: Vanguard, God of War and Rainbow Six Extraction.
•Added over 65 games to the GeForce NOW library, bringing the total to over 1,200, and announced collaborations with AT&T and Samsung to offer GeForce Now to their customers.
Data Center
•Fourth-quarter revenue was a record $3.26 billion, up 71 percent from a year ago and up 11 percent from the previous quarter. Fiscal-year revenue rose 58 percent to a record $10.61 billion.
•Announced that Meta is building its AI Research SuperCluster with NVIDIA® DGX™ A100 systems.
•Extended its AI leadership, as NVIDIA and partners, including Microsoft Azure, set records across eight popular workloads in the latest MLPerf training results.
•Announced the general release of NVIDIA AI Enterprise 1.1, with updates including production support for containerized AI with NVIDIA software on VMware vSphere with Tanzu.
•Open-sourced NVIDIA FLARE, an SDK enabling healthcare, manufacturing and financial services groups to collaborate on generalizable AI models that harness federated learning where data is sparse, confidential or lacks diversity.
•A team of Stanford researchers set a world record for fastest DNA sequencing of a human genome, using NVIDIA Clara™, Google DeepVariant and Oxford Nanopore Technologies sequencing.
Professional Visualization
•Fourth-quarter revenue was a record $643 million, up 109 percent from a year ago and up 11 percent from the previous quarter. Fiscal-year revenue rose 100 percent to a record $2.11 billion.
•Launched NVIDIA Omniverse™ for Creators, making it available at no cost to millions of individual creators.

•Launched Omniverse Universal Scene Description connector for Blender, the world’s most popular open-source 3D creative application.
•University of Illinois at Urbana-Champaign researchers built what is believed to be the longest, most complex 3D cell simulation using NVIDIA GPU-accelerated software.
Automotive and Robotics
•Fourth-quarter Automotive revenue was $125 million, down 14 percent from a year ago and down 7 percent from the previous quarter. Fiscal-year revenue rose 6 percent to $566 million.
•Formed a multi-year partnership with Jaguar Land Rover to jointly develop and deliver next-generation automated driving systems, plus AI-enabled services and experiences.
•Announced that NIO’s ET5 sedan, Xpeng’s G9 SUV and Pony.ai’s robotaxi fleet are using NVIDIA DRIVE Orin™.
•Announced that Desay, Flex, Quanta, Valeo and ZF are using the NVIDIA DRIVE Hyperion™ platform to manufacture safe and secure AV systems for vehicle makers.
•Launched the Isaac Autonomous Mobile Robot platform for building and deploying robotics applications.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com/.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its fourth quarter and fiscal 2022 financial results and current financial prospects today at 2:30 p.m. Pacific time (5:30 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its first quarter of fiscal 2023.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense, acquisition-related and other costs, IP-related costs, gains and losses from non-affiliated investments, interest expense related to amortization of debt discount, the associated tax impact of these items where applicable, domestication tax benefit, and foreign tax benefit. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases of property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA’s (NASDAQ: NVDA) invention of the GPU in 1999 sparked the growth of the PC gaming market and has redefined modern computer graphics, high performance computing and artificial intelligence. The company’s pioneering work in accelerated computing and AI is reshaping trillion-dollar industries, such as transportation, healthcare and manufacturing, and fueling the growth of many others. More information at https://nvidianews.nvidia.com/.
###
For further information, contact:

Simona Jankowski	Robert Sherbin
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	rsherbin@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: the benefits, performance, impact, and abilities of our products and technologies, including NVIDIA AI, NVIDIA Omniverse, NVIDIA DRIVE, the GeForce RTX 3050 desktop GPU, GeForce RTX 3080 Ti and RTX 3070 Ti laptop GPUs, Studio GeForce, NVIDIA Reflex, GeForce NOW, NVIDIA DGX A100 systems, NVIDIA AI Enterprise 1.1, NVIDIA FLARE, NVIDIA Clara, NVIDIA Omniverse for Creators, Omniverse Universal Scene Description, NVIDIA GPU-accelerated software, NVIDIA DRIVE Orin, NVIDIA DRIVE Hyperion, and the Isaac Autonomous Mobile Robot platform; the momentum across our businesses; NVIDIA propelling advances in AI, digital biology, climate sciences, gaming, creative design, autonomous vehicles and robotics; our upcoming developer conference at GTC; our plans to announce many new products, applications, and partners for NVIDIA computing at GTC; our collaborations with AT&T and Samsung and our partnership with Jaguar Land Rover; NVIDIA’s next quarterly cash dividend; our intention to record a charge in connection with the termination of the Share Purchase Agreement related to Arm Limited; NVIDIA’s financial outlook for the first quarter of fiscal 2023; and NVIDIA’s expected tax rates for the first quarter of fiscal 2023 are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of our products or technologies when integrated into systems; as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2022 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce, GeForce NOW, GeForce RTX, NVIDIA Clara, NVIDIA DGX, NVIDIA DRIVE, NVIDIA DRIVE Hyperion, NVIDIA DRIVE Orin, NVIDIA Isaac and NVIDIA Omniverse trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 30,	January 31,	January 30,	January 31,
	2022	2021	2022	2021

Revenue	$7,643	$5,003	$26,914	$16,675
Cost of revenue	2,644	1,846	9,439	6,279
Gross profit	4,999	3,157	17,475	10,396
Operating expenses
Research and development	1,466	1,147	5,268	3,924
Sales, general and administrative	563	503	2,166	1,940
Total operating expenses	2,029	1,650	7,434	5,864
Income from operations	2,970	1,507	10,041	4,532
Interest income	9	6	29	57
Interest expense	(61)	(53)	(236)	(184)
Other, net	(53)	10	107	4
Other income (expense), net	(105)	(37)	(100)	(123)
Income before income tax	2,865	1,470	9,941	4,409
Income tax expense (benefit)	(138)	13	189	77
Net income	$3,003	$1,457	$9,752	$4,332

Net income per share (A):
Basic	$1.20	$0.59	$3.91	$1.76
Diluted	$1.18	$0.58	$3.85	$1.73

Weighted average shares used in per share computation (A):
Basic	2,504	2,478	2,496	2,467
Diluted	2,545	2,524	2,535	2,510
(A) Reflects a four-for-one stock split on July 19, 2021.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	January 30,	January 31,
	2022	2021
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$21,208	$11,561
Accounts receivable, net	4,650	2,429
Inventories	2,605	1,826
Prepaid expenses and other current assets	366	239
Total current assets	28,829	16,055

Property and equipment, net	2,778	2,149
Operating lease assets	829	707
Goodwill	4,349	4,193
Intangible assets, net	2,339	2,737
Deferred income tax assets	1,222	806
Other assets	3,841	2,144
Total assets	$44,187	$28,791

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,783	$1,149
Accrued and other current liabilities	2,552	1,777
Short-term debt	—	999
Total current liabilities	4,335	3,925

Long-term debt	10,946	5,964
Long-term operating lease liabilities	741	634
Other long-term liabilities	1,553	1,375
Total liabilities	17,575	11,898

Shareholders' equity	26,612	16,893
Total liabilities and shareholders' equity	$44,187	$28,791

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	January 30,	January 31,	January 30,	January 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net income	$3,003	$1,457	$9,752	$4,332
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	551	417	2,004	1,397
Depreciation and amortization	309	287	1,174	1,098
Deferred income taxes	(225)	(164)	(406)	(282)
(Gains) losses on investments in non affiliates, net	53	(9)	(100)	—
Other	21	(8)	47	(20)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(692)	117	(2,215)	(550)
Inventories	(374)	(334)	(774)	(524)
Prepaid expenses and other assets	(158)	15	(1,715)	(394)
Accounts payable	183	23	568	312
Accrued and other current liabilities	423	178	581	290
Other long-term liabilities	(61)	88	192	163
Net cash provided by operating activities	3,033	2,067	9,108	5,822
Cash flows from investing activities:
Proceeds from maturities of marketable securities	7,417	3,627	15,197	8,792
Proceeds from sales of marketable securities	107	25	1,023	527
Purchases of marketable securities	(8,767)	(6,468)	(24,787)	(19,308)
Purchases related to property and equipment and intangible assets	(273)	(283)	(976)	(1,128)
Acquisitions, net of cash acquired	(60)	—	(263)	(8,524)
Investments and other, net	(11)	(30)	(24)	(34)
Net cash used in investing activities	(1,587)	(3,129)	(9,830)	(19,675)
Cash flows from financing activities:
Proceeds related to employee stock plans	4	4	281	194
Payments related to tax on restricted stock units	(622)	(225)	(1,904)	(942)
Dividends paid	(100)	(99)	(399)	(395)
Principal payments on property and equipment	(21)	(17)	(83)	(17)
Other	(5)	(2)	(7)	(4)
Issuance of debt, net of issuance costs	—	(3)	4,977	4,968
Repayment of debt	—	—	(1,000)	—
Net cash provided by (used in) financing activities	(744)	(342)	1,865	3,804
Change in cash and cash equivalents	702	(1,404)	1,143	(10,049)
Cash and cash equivalents at beginning of period	1,288	2,251	847	10,896
Cash and cash equivalents at end of period	$1,990	$847	$1,990	$847

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 30,	October 31,	January 31,	January 30,	January 31,
	2022	2021	2021	2022	2021

GAAP gross profit	$4,999	$4,631	$3,157	$17,475	$10,396
GAAP gross margin	65.4%	65.2%	63.1%	64.9%	62.3%
Acquisition-related and other costs (A)	86	86	92	344	425
Stock-based compensation expense (B)	39	44	26	141	88
IP-related costs	—	—	1	9	38
Non-GAAP gross profit	$5,124	$4,761	$3,276	$17,969	$10,947
Non-GAAP gross margin	67.0%	67.0%	65.5%	66.8%	65.6%

GAAP operating expenses	$2,029	$1,960	$1,650	$7,434	$5,864
Stock-based compensation expense (B)	(512)	(515)	(391)	(1,863)	(1,309)
Acquisition-related and other costs (A)	(70)	(70)	(72)	(292)	(411)
Non-GAAP operating expenses	$1,447	$1,375	$1,187	$5,279	$4,144

GAAP income from operations	$2,970	$2,671	$1,507	$10,041	$4,532
Total impact of non-GAAP adjustments to income from operations	707	715	582	2,649	2,271
Non-GAAP income from operations	$3,677	$3,386	$2,089	$12,690	$6,803

GAAP other income (expense), net	$(105)	$(33)	$(37)	$(100)	$(123)
(Gains) losses from non-affiliated investments	53	(20)	(9)	(99)	—
Interest expense related to amortization of debt discount	—	1	1	3	3
Non-GAAP other income (expense), net	$(52)	$(52)	$(45)	$(196)	$(120)

GAAP net income	$3,003	$2,464	$1,457	$9,752	$4,332
Total pre-tax impact of non-GAAP adjustments	760	696	574	2,553	2,274
Income tax impact of non-GAAP adjustments (C)	(330)	(187)	(74)	(712)	(329)
Domestication tax adjustments	7	—	—	(244)	—
Foreign tax benefit	$(90)	$—	$—	$(90)	$—
Non-GAAP net income	$3,350	$2,973	$1,957	$11,259	$6,277

	Three Months Ended			Twelve Months Ended
	January 30,	October 31,	January 31,	January 30,	January 31,
	2022	2021	2021	2022	2021
Diluted net income per share (D)
GAAP	$1.18	$0.97	$0.58	$3.85	$1.73
Non-GAAP	$1.32	$1.17	$0.78	$4.44	$2.50

Weighted average shares used in diluted net income per share computation (D)	2,545	2,538	2,524	2,535	2,510

GAAP net cash provided by operating activities	$3,033	$1,519	$2,067	$9,108	$5,822
Purchases related to property and equipment and intangible assets	(273)	(221)	(283)	(976)	(1,128)
Principal payments on property and equipment	(21)	(22)	(17)	(83)	(17)
Free cash flow	$2,739	$1,276	$1,767	$8,049	$4,677

(A) Acquisition-related and other costs primarily include amortization of intangible assets, inventory step-up, transaction costs, and certain compensation charges presented as follows:
	Three Months Ended			Twelve Months Ended
	January 30,	October 31,	January 31,	January 30,	January 31,
	2022	2021	2021	2022	2021
Cost of revenue	$86	$86	$92	$344	$425
Research and development	$9	$7	$2	$19	$9
Sales, general and administrative	$61	$63	$70	$273	$402

(B) Stock-based compensation consists of the following:
	Three Months Ended			Twelve Months Ended
	January 30,	October 31,	January 31,	January 30,	January 31,
	2022	2021	2021	2022	2021
Cost of revenue	$39	$44	$26	$141	$88
Research and development	$362	$363	$266	$1,298	$860
Sales, general and administrative	$150	$152	$125	$565	$449

(C) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

(D) Reflects a four-for-one stock split on July 19, 2021.

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q1 FY2023 Outlook
($ in millions)
GAAP gross margin	65.2%
Impact of stock-based compensation expense and acquisition-related costs	1.8%
Non-GAAP gross margin	67.0%

GAAP operating expenses	$3,550
Arm write-off cost	(1,357)
Stock-based compensation expense and acquisition-related costs	(593)
Non-GAAP operating expenses	$1,600